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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 29, 2003

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-1193298
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant's telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS
(Exact name of registrant as specified in its organizational documents)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-0901263
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        In a press release dated January 29, 2003, Starwood Hotels & Resorts Worldwide, Inc. announcing earnings for the 4th quarter of 2002. The press release is included as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

  99.1
  Press release dated January 29, 2003 of Starwood Hotels & Resorts Worldwide, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
By: /s/ KENNETH S. SIEGEL	By: /s/ KENNETH S. SIEGEL
Name: Kenneth S. Siegel Title: Vice President, General Counsel and Secretary	Name: Kenneth S. Siegel Title: Executive Vice President, General Counsel and Secretary

Dated: January 30, 2003

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  ITEM 5. OTHER EVENTS.
  ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES